Intangible Assets	9 Months Ended
Sep. 30, 2011
Intangible Assets [Abstract]
Intangible Assets

NOTE 6. Intangible Assets

Intangible assets, net are comprised of the following:

	September 30, 2011			December 31, 2010
	Gross Carrying Value	Accumulated Amortization	Net Carrying Value	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
	(Dollars in Millions)
Definite-lived intangible assets
Developed technology	$210	$27	$183	$214	$7	$207
Customer related	119	13	106	121	3	118
Other	20	3	17	15	1	14

	$349	$43	$306	$350	$11	$339

Goodwill and indefinite-lived intangible assets
Goodwill			$36			$38
Trade names			24			25

			$60			$63

Total Intangible assets, net			$366			$402

The Company recorded approximately $12 million and $34 million of amortization expense for the three-month and nine-month periods ended September 30, 2011, respectively, related to definite-lived intangible assets. The Company currently estimates annual amortization expense to be $45 million in 2011 and $44 million each year for 2012 through 2014, and $43 million for 2015. Goodwill and trade names, substantially all of which relate to the Company’s Climate reporting unit, are not amortized but are tested for impairment at least annually. Impairment testing is required more often if an event or circumstance indicates that an impairment is more likely than not to have occurred. In conducting impairment testing, the fair value of the reporting unit is compared to the net book value of the reporting unit. If the net book value exceeds the fair value, an impairment loss is measured and recognized. The Company conducts its annual impairment testing as of the first day of the fourth quarter.